EFL Overseas Inc.
Investor Presentation







January 3, 2013

EFL OVERSEAS INC

Disclaimer

Forward Looking Statements

Certain statements in this presentation constitute forward-looking statements or forward-looking information within the meaning of applicable securities laws ("forward-looking statements"). Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of EFL Overseas Inc. ("EFLO" or "the Company"), or developments in EFLO's business or in its industry, to differ materially from the anticipated results, performance, achievements or developments expressed or implied by such forward-looking statements. Forward-looking statements include all disclosure regarding possible events, conditions or results of operations that is based on assumptions about future economic conditions and courses of action. Forward-looking statements may also include any statement relating to future events, conditions or circumstances. EFL Overseas Inc. cautions you not to place undue reliance upon any such forward-looking statements, which speak only as of the date they are made.

Forward-looking statements relate to, among other things, changes in the resource market; the market focus of EFLO's revenue mix and margin targets; operations priorities; and strategy for its products and solutions. The risks and uncertainties that may affect forward-looking statements include, among others, the completion and integration of acquisitions, the possibility of technical, logistical or planning issues in connection with deployments, the continuous commitment of EFLO's customers, demand for EFLO 's assets and other risks detailed from time to time in EFLO's filings with the Securities and Exchange Commission and Canadian provincial securities regulators. Forward-looking statements are based on management's current plans, reserve estimates, production and economic projections, beliefs and opinions, and the Company does not undertake any obligation to update forward-looking statements should assumptions related to these plans, estimates, projections, beliefs and opinions change.

The primary risk of oil and gas exploration lies in the drilling of dry holes or drilling and completing wells which, though productive, do not produce gas and/or oil in sufficient amounts to return the amounts expended and produce a profit. Exploratory drilling involves substantially greater economic risks than development drilling since the percentage of wells completed as producing wells is usually less than in development drilling. While exploration adjacent to or near existing reservoirs may be more likely to result in the discovery of oil and gas than in completely unproven areas, exploratory efforts are nevertheless high risk activities. Although the completion of oil and gas wells is, to a certain extent, less risky than drilling for oil and gas, the process of completing an oil or gas well is nevertheless associated with considerable risk. In addition, even if a well is completed as a producer, the well for a variety of reasons may not produce sufficient oil or gas in order to repay the investment in the well.

Since its inception, EFLO has only drilled one well that did not produce oil in commercial quantities. EFLO has never been profitable. There can be no assurance that the common stock of EFLO will maintain long-term market value .

51-101 AJM DELOITTE RESERVE & RESERVE REPORT JUNE 30-2012

Disclosure in this document of reserves and resources is presented in accordance with Canadian securities laws. The United States Securities and Exchange Commission (the "SEC") generally permits U.S. reporting oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves and production, net of royalties and interests of others. The Company uses certain terms in this document, such as resources or contingent resources that the SEC's rules would prohibit a U. S. company from including in filings with the SEC. The SEC generally does not permit U. S. companies to disclose net present value of future net revenue from reserves based on forecast prices and costs. Canadian securities laws permit, among other things, the presentation of certain categories of resources and the disclosure of a company's share of production on a gross basis before deducting royalties. Unless notes otherwise, all disclosure of reserves and resources in this document are made on a gross basis using forecast prices and cost assumptions.

EXECUTIVE SUMMARY

The Opportunity

- Participation in a gas play in Yukon, Canada, with access to multiple attractive monetization options, including potential access to the high-priced North Asian market through one of four planned LNG liquefaction terminals, as well as access to the North American gas grid and the premium natural gas liquids market in Yukon.

The Company

- EFL Overseas, Inc. ("EFLO" or the "Company") is a Houston, TX-based publicly-listed (OTCQB:EFLO) company engaged in natural gas exploration and production in the Liard Basin in Yukon, Canada.
- EFLO currently owns 53.65% working interest in the Kotaneelee Gas Field ("Kotaneelee") and is seeking to increase its working interest to 68%. Apache Corporation ("Apache") owns the remaining 32%.
- Experienced management team comprised of seasoned industry executives.

The Asset

- Shale gas: 7.23-12.96 TCF original raw gas in place ("ORGIP") (**company share 3.9 to 7.0 TCF**) [1]
- 3.3 to 5.2 trillion cubic feet prospective resource (**company share 1.8 to 2.8 TCF**) [2]
- Plus conventional gas potential of 0.530 to 1.630 TCF ORGIP (**company share 0.284 to 0.874 TCF**) [3]
- Access to existing infrastructure, including underutilized gas processing plant.
- Attractive royalty regime in Yukon.

The Equity Raise

- EFLO is seeking to raise up to US$ 40 million in equity to fund the potential acquisition of additional working interest as well as on-going development of Kotaneelee.

1) Original raw gas in place ("ORGIP") per AJM Deloitte resource report of June 30, 2012

2) Prospective resources per AJM Deloitte report of June 30, 2012

3) Internal management estimate

COMPANY OVERVIEW

EFLO Highlights

- EFLO core assets in Yukon, Canada:
  - Kotaneelee Gas Field, part of Liard Basin in South-Eastern Yukon
  - Up to 12.96 TCF of original raw gas in place in shales. (Company share up to 7.0 TCF) [1]
  - Only gas production facility in Yukon, favorable royalty structure.
- Potential to connect by pipeline to Kitimat or Prince Rupert LNG.
- Existing gas plant tied in for production to sales line.
- Assessing existing North American pipeline infrastructure.

Capital Structure

Shares Issued and Outstanding	19,009,205
Warrants and Options	1,820,204
Exchangeable shares reserved	1,614,767
Fully Diluted Shares	22,444,176
Insider Ownership	56%
Market Capitalization[3]	US$ 44.3 million

Listing and Recent Investment[(2)]

- EFLO is listed on the Over-The-Counter-Quotation-Board (OTCQB) exchange.
- EFLO has acquired 53.65% working interest in Kotaneelee, with the intention of reaching 68% interest.

Outlook

- Low end of gas cycle asset acquisition.
- Potential to be low-cost producer able to increase production and arbitrage higher gas prices.
- Apache Energy is 32% partner in Kotaneelee gas field.
  - Apache is sponsor of Pacific Trail Gas pipeline and Kitimat LNG facility.
  - Connects stranded shale gas with midstream and downstream potential with access to Asian markets.

(1) Original raw gas in place ("ORGIP") per AJM Deloitte resource report of June 30, 2012
(2) Company's press release.
(3) Based on a 60-day average price, as of January 2, 2013 (provided by Company).

Kotaneelee Resource Valuation - 47 Sections*
(Four Wells per 640 acres)


NPV 10% (000s)
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
UPPER SHALE 4 Well
MIDDLE SHALE 4 Well
TOTAL 4 Well
Low
Best
High

*Internal estimate of net present value of future cash flows (NPV) based on company working interest of 53.65%


Operating Income (000's) at Various Flow Rates*
Expected Annual Operating Income
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
-$10,000
Price US$ per mcf
$2.00 mcf
$2.50 mcf
$3.00 mcf
$4.00 mcf
3.5 mmcfd
21 mmcfd
70 mmcfd
140mmcfd

*Internal management estimate of working interest of 53.65% of net operating income for the company

KOTANEELEE GAS FIELD: SIGNIFICANT GAS RESOURCES[1]

- Total shale gas: 7.23 to 12.96 TCF ORGIP [1]
- Prospective recoverable shale gas in place: 3.2 to 5.2 TCF [1]
- Total conventional: 0.530 to 1.630 TCF ORGIP [2]
- Recoverable conv. gas: 0.182 to 0.563 TCF ORGIP [2]
- 30,542 gross acres in 47 sections.
- 10 year lease, expiring 2020.
- Underutilized gas processing plant: 70 MMcf/d.



LIARD REGION, NWT/YUKON
20 km
Scale
Kotaneelee Gas Field, Yukon
YUKON
BRITISH COLUMBIA

(1) AJM Deloitte resource report of June 30, 2012 (100% working interest)
(2) Internal estimates of resources based on 100% working interest.

Existing Infrastructure

Gas Plant and Facilities - Kotaneelee

- Gas processing capacity: 70 MMcf/d (Gas dehydration)
- Outlet gas compression: 1200 psig – added in 2005
- Water disposal: 6,000 bopd
- Sales line: 24" sales line to Fort Nelson processing plant
- Flarestack, pipeline, storage tanks, local airstrip, barge dock, grading equipment, trucks, etc.
- 24 person on-site camp
- The only gas production facility in the Yukon

Local Processing Plant – Fort Nelson

- Owned by Spectra Energy
- Current capacity of 1 Bcf/d
- Expanding to 1.7 Bcf/d





Market Optionality: LNG Export from British Columbia

Exports to Asia

- LNG Canada (Kitimat)
  - Shell, Mitsubishi, KOGAS, Petrochina
- Kitimat LNG – Pacific Trail Pipeline
  - Apache, Chevron
- Progess Energy (Prince Rupert Island)
  - Acquisition target by Petronas
  - Pending further review by Canadian gov't
- BC LNG (Kitimat)
  - Haisla First Nations
  - LNG Partners of Houston



BC
Kitimat
South East Asia
South Korea
Japan
China
Pacific Ocean

(1) Image source: Kitimat LNG company website

Kitimat LNG

- One of four proposed LNG facilities for British Columbia
- Connected by proposed Pacific Trail Gas Pipeline
- Chevron: 50% Working Interest (operator)
  - Partners: Apache 50%
- Net Production Capacity: 51.1 Mboe/d per train

- Kitimat-Tokyo
  - 10 days
- Qatar-Tokyo
  - 16 days

Kotaneelee gas field

Kitimat LNG



YUKON
HORN RIVER BASIN
NORTHWEST TERRITORIES
CORDOVA EMBAYMENT
LIARD BASIN
FORT NELSON
WESTERN CANADA BASIN
ALBERTA
FORT ST. JOHN
MONTNEY PLAY TREND
BOWSER BASIN
PRINCE RUPERT
KITIMAT
PRINCE GEORGE
EDMONTON
NECHAKO BASIN
QUEEN CHARLOTTE BASIN
CALGARY
KAMLOOPS
FERNIE BASIN
WINONA BASIN
VANCOUVER
TOFINO BASIN
VICTORIA
GEORGIA BASIN
USA
LEGEND
Major City
Shale Gas
Oil Refinery
Natural Gas Plant
Natural Gas Pipeline
Existing
Proposed
Oil Pipeline
Existing
Proposed
Liquid Natural Gas Facilities
Existing
Proposed
0 125 250 500
Kilometres

(1) *Image source: Zeus LNG Intelligence*

Market Optionality: North American Sales

Potential Domestic & US Markets

- Premium-priced natural gas liquids market in Yukon (>$100/bbl diesel equivalent)
- Intra-Alberta
- East Canada and North-East USA
- Midwest USA
- Pacific Northwest & California
- British Columbia interior & Pacific Northwest

MAJOR CANADA, U.S. EXPORT-IMPORT GAS PIPELINES



Fort Nelson
Proposed Alaska natural gas pipeline
Ketchikan
Boundary Lake
BRITISH COLUMBIA
ALBERTA
Edmonton
CANADA
NOVA
Caroline
Calgary
SASKATCHEWAN
MANITOBA
MAJOR CANADIAN GAS EXPORT PIPELINES
Westcoast Energy
Alliance Pipeline
TransCanada system
Sumas, Wash.
Seattle
Eastport, Idaho
Foothills
Port of Morgan, Mont.
Sherwood, N.D.
Noyes, Minn.
ONTARIO
QUEBEC
Waddington, N.Y.
Portland
U.S.
Toronto
Niagara Falls, N.Y.
Grand Island, N.Y.
New York
Detroit
Chicago
MAJOR U.S. GAS IMPORT PIPELINES
Northwest Pipeline
Gas Transmission Northwest
Northern Border Pipeline
Alliance Pipeline
Viking Gas Transmission
Great Lakes Gas Transmission
Tennessee Gas Pipeline
National Fuel Gas Supply
Empire State Pipeline
Iroquois Gas Transmission System
Main border crossings
Office of the Federal Coordinator, Alaska Natural Gas Transportation Projects - May 2011

(1) *Image source: Arcticgas.gov*

LAND ACQUISITIONS AND M & A ACTIVITY

Recent Developments and updates

- Chevron announces acquisition of 50% operating interest from Encana/EOG in the proposed Kitimat LNG plant and Pacific Trail Pipeline and a 50% interest in approx. 644,000 acres in the Horn River and Liard Basin" (December 24, 2012)
- Progress/Petronas announces plans to develop $9 billion+ liquefied natural gas plant at Prince Rupert (December 5, 2012)
- Nexen announces the completion of acquisition of 40% participating interest in Horn River and Laird Basins by INPEX of Japan (August 8, 2012)
- Lone Pine has re-entered vertical well at Pointed Mountain in Liard Basin. Reported 61,000 net acres and made application for additional 21 years
- $15 billion proposed acquisition of Nexen by CNOOC (July 23, 2012)
- Progress Energy $5.5 billion acquisition by Petronas (Malaysia)-June 18, 2012
- Apache Liard Basin announcement "THE BEST SHALE GAS RESERVOIR IN NORTH AMERICA", 210 TCF net gas in place, 48 TCF net sales gas and 21 MMCFD IP on third test well (June 14, 2012)
- Northern Cross Announces Equity Funding. Post financing drills 2 wells in 2012.
  - CNOOC Equity Investments
- Land Sale Bonus at June 24, 2010 Auction;
  - $110 Million for 116,612 acres
    - Average price of $662 per acre
  - Beaver River parcels (closest sales) $950 to $1,084
- Kotaneelee Land Value estimated at $20.2 to $33.1 Million (Company share $10.8 to $17.8 Million)
  - Initial Estimate = 30,542 acres @ $662 to $1,084 per acre

Funding Requirements

Use of Proceeds

	US$ millions
Acquisition of working interest	5.0
Seismic work	6.0
3 Wells (recompletion or deepening, drilling/mobilization)	16.5
Well testing/land acquisition[1]	10.0
General operational support	2.5
Total	40.0

(1) US$ 10 million will be used either for shale testing on well E-37 or additional land acquisition (not both), pending final Board consensus.

EFL OVERSEAS INC

EFLO Management: Senior Executive and Board of Directors

Henry Aldorf, M.Sc, MBA Chairman & Director	▪ President of Pacific LNG Operations Ltd. (Elk and Antelope gas discoveries in Papua New Guinea) ▪ President of Liquid Niugini Gas Limited ▪ Past President of Marathon International and Vice-President Global Upstream Business Development of Marathon Oil
Keith Macdonald, CA Chief Executive Officer & Director	▪ President of Bamako Investment Mgmt and Founder, President, CFO, Director of New Cache Petroleums and current Director Drakkar Energy Ltd. (in situ oil sands), Holloman Energy (OTCQB), Surge Energy (TSXV), Mountainview Energy (TSXV), WCSB Oil & Gas Royalty Income Funds , Bellatrix Exploration (TSX), Rocky Mountain Dealerships (TSX) ▪ Past Director; Cirrus Energy, Profound Energy, Breaker Energy, Cordy Oilfield ▪ Past Chairman and Director of the Small Explorers and Producers of Canada
James Hutton President and Director	▪ President and CEO of Hutton Capital Corporation, a company engaged in investment banking services ▪ Director of several Canadian resource sector companies ▪ Between 1998 and 2006, designed and executed in excess of $1,400,000,000 in flow-through share resource financings for the Canadian energy and mining sectors
Robert Wesolek, CPA CFO & Director	▪ CFO of Holloman Energy Corp. and former President and CEO of The Navigates Corporation, CFO of Sharp Technology Inc. , President of Citadel Security Software (PC Software Division), and COO of Kent Marsh Ltd.
Erin Prim, B.Sc., MBA Director	▪ President of Pilot Energy Solutions Inc. and Senior VP of Holloman Corp since 1997 and former senior technical manager with Hunt Energy (1982-1987) and Rexene Corporation (1987-1997) ▪ Professional Engineer in Texas: 8 issued or pending U.S. energy tech patents
James Ebeling Director	▪ Current CFO of Holloman Corporation and former Vice President of SUEZ Energy North America, Inc. (key involvement in variety of multi-billion dollar energy related projects) and former Senior Vice President of Hawkins Oil and Gas, Transworld Oil Company, Anchor Coupling, and The Charter Company

EFLO Management: Operations Management Team

Mike Kamis, P.Eng.

- Principal and President of APEX Consulting Inc. (specializing in Oil and Gas)
- +30 years of industry experience in all aspects of the domestic and global petroleum industry, with emphasis in reservoir and evaluation engineering
- Participated in all aspects of petroleum engineering with emphasis on reserves and economic feasibility evaluations

Doug MacLellan, P.Eng.

- +30 years of management experience with major and junior O&G companies; technical /engineering, production, operations, financial s (i.e. production, reservoir, & economics of gas, conventional /oil sands (in situ and mineable)
- Former President, COO, and CEO of several public O&G resource companies
- +10 years of consulting experience in all areas of the global energy industry
- Global venture capitalist and O&G industry /government liaison
- Active member of the Canadian Petroleum Assoc., Canadian Heavy Oil Assoc., Alberta Chamber of Resources and The Oil Sands Task Force.

Susan Eaton, P.Geo/Morph, M.Sc.

- +28 years as a Senior Project Manager in the global O&G industry with; Esso Resources Canada Ltd. Suncor Energy Inc., Husky Oil Operations Ltd, Gov. of Canada, MNC and VP Exploration for several junior O&G companies
- Assoc. of Professional Engineers, Geologists and Geophysicists of Alberta
- Technical Advisor for top equity financiers in the Canadian O&G space
- Explorer, Alberta Oil ,Business Edge & New Technology Magazine contributor

Robert Martin, P.Geol

- +30 years of petroleum and minerals exploration & exploitation experience
- Past President of LongBow Energy, consultant to the VP Ex. for Daybreak
- Several successful O&G exploration projects and well discoveries